Exhibit 99.2

AUDIT COMMITTEE CHARTER

PURPOSE:

The Audit Committee of the Board of Directors (the “Board”) of Greenbox POS (the “Corporation”) will make such examinations as are necessary to monitor the corporate financial reporting and external audits of the Corporation and its subsidiaries; to provide to the Board the results of its examinations and recommendations derived therefrom; to outline to the Board improvements made, or to be made, in internal accounting controls; to nominate independent auditor; and to provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters requiring Board attention.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.

MEMBERSHIP:

The Audit Committee shall consist of at least three (3) members of the Board, each of whom must (1) be “independent” as defined in Rule 5605(a)(2) under the Listing Rules of The NASDAQ Stock Market LLC (the “NASDAQ Rules”); (2) meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject to the exemptions provided in Rule 10A- 3(c) under the Exchange Act; and (3) not have participated in the preparation of the financial statements of the Company or a current subsidiary of the Company at any time during the past three years.

Notwithstanding the foregoing, one director who (1) is not “independent” as defined in Rule 5605(a)(2) under the NASDAQ Rules; (2) satisfies the criteria for independence set forth in Section 10A(m)(3) of the Exchange Act and the rules thereunder; and (3) is not a current officer or employee or a Family Member of such officer or employee, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination (or, if the Company does not file a proxy statement, in its Form 10-K or 20-F), the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve on the Audit Committee for more than two years and may not chair the Audit Committee.

Each member of the Audit Committee must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities. One or more members of the Audit Committee may qualify as an “audit committee financial expert” under the rules promulgated by the SEC.

The Nominating and Corporate Governance Committee shall recommend to the Board nominees for appointment to the Audit Committee annually and as vacancies or newly created positions occur. The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. The Board shall designate one member of the Audit Committee to be Chair of the committee.

COMPENSATION:

A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive directly or indirectly any consulting, advisory or other compensatory fee from the Company. A member of the Audit Committee may receive additional directors’ fees to compensate such member for the significant time and effort expended by such member to fulfill his or her duties as an Audit Committee member.

MEETINGS:

The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this Charter, but not less frequently than quarterly. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting. In lieu of a meeting, the Audit Committee may act by unanimous written consent. The Chair of the Audit Committee, in consultation with the other committee members, may determine the frequency and length of the committee meetings and may set meeting agendas consistent with this Charter.

RESPONSIBILITES:

1.	Review of Charter

i.

The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

2.	Performance Evaluation of the Audit Committee

i.	Periodically, the Audit Committee shall evaluate its own performance and report the results of such evaluation to the Board.

3.	Matters Relating to Selection, Performance, and Independence of Independent Auditors

i.

The Audit Committee shall be directly responsible for the appointment, retention, and termination, and for determining the compensation, of the Company’s independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Audit Committee may consult with management in fulfilling these duties but may not delegate these responsibilities to management.

ii.

The Audit Committee shall be directly responsible for oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company.

iii.	The independent auditors shall report directly to the Audit Committee.

iv.

The Audit Committee shall pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non- audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board (the “PCAOB”)) to be provided to the Company by the independent auditors; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

v.	The Audit Committee may review and approve the scope and staffing of the independent auditors’ annual audit plan(s).

vi.	The Audit Committee shall:

1.	request that the independent auditors provide the Audit Committee with the written disclosures and the letter required by PCAOB Rule 3526 (“Rule 3526”),

2.

require that the independent auditors submit to the Audit Committee at least annually a formal written statement describing all relationships between the independent auditors or any of its affiliates and the Company or persons in financial reporting oversight roles at the Company that might reasonably be thought to bear on the independence of the independent auditors,

3.	discuss with the independent auditors the potential effects of any disclosed relationships or services on the objectivity and independence of the independent auditors,

4.

require that the independent auditors provide to the Audit Committee written affirmation that the independent auditor is, as of the date of the affirmation, independent in compliance with PCAOB Rule 3520 and

5.

based on such disclosures, statement, discussion, and affirmation, take, or recommend that the Board take appropriate action in response to the independent auditor’s report to satisfy itself of the independent auditor’s independence. In addition, before approving the initial engagement of any independent auditor, the Audit Committee shall receive, review, and discuss with the audit firm all information required by, and otherwise take all actions necessary for compliance with the requirements of, Rule 3526. References to rules of the PCAOB shall be deemed to refer to such rules and to any substantially equivalent rules adopted to replace such rules, in each case as subsequently amended, modified, or supplemented.

vii.

The Audit Committee may consider whether the provision of the services covered in Items 9(e)(2) and 9(e)(3) of Regulation 14A of the Exchange Act (or any successor provision) is compatible with maintaining the independent auditor’s independence.

viii.

The Audit Committee shall evaluate the independent auditor’s qualifications, performance and independence and shall present its conclusions with respect to the independent auditors to the full Board. As part of such evaluation, at least annually, the Audit Committee shall:

obtain and review a report or reports from the independent auditors describing:

1.	the auditor’s internal quality-control procedures,

2.

any material issues raised by the most recent internal quality- control review or peer review of the auditors or by any inquiry or investigation by government or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the auditors, and any steps taken to address any such issues, and

3.

in order to assess the auditor’s independence, all relationships between the independent auditors and the Company; review and evaluate the performance of the independent auditors and the lead partner (and the Audit Committee may review and evaluate the performance of other members of the independent auditor’s audit staff); and assure the regular rotation of the audit partners (including, without limitation, the lead and concurring partners) as required under the Exchange Act and Regulation S-X.

ix.	In this regard, the Audit Committee shall also:

1.	seek the opinion of management and the internal auditors of the independent auditor’s performance and

2.

consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm. The Audit Committee may establish, or recommend to the Board, policies with respect to the potential hiring of current or former employees of the independent auditors.

4.	Audited Financial Statements and Annual Audit

i.

The Audit Committee shall review the overall audit plan (both internal and external) with the independent auditors and the members of management who are responsible for preparing the Company’s financial statements, including the Company’s Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the “Senior Accounting Executive”).

ii.

The Audit Committee shall review and discuss with management (including the Company’s Senior Accounting Executive) and with the independent auditors the Company’s annual audited financial statements, including:

1.	all critical accounting policies and practices used or to be used by the Company,

2.	the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” prior to the filing of the Company’s Annual Report on Form 10-K, and

3.	any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements.

iii.	The Audit Committee must review:

1.

any analyses prepared by management, the internal auditors (if any) and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements. The Audit Committee may consider the ramifications of the use of such alternative disclosures and treatments on the financial statements, and the treatment preferred by the independent auditors. The Audit Committee may also consider other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

2.	major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies;

3.

major issues regarding accounting principles and procedures and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; and

4.	the effects of regulatory and accounting initiatives, as well as off- balance sheet transactions and structures, on the financial statements of the Company.

iv.

The Audit Committee shall review and discuss with the independent auditors (outside of the presence of management) how the independent auditors plan to handle their responsibilities under the Private Securities Litigation Reform Act of 1995, and request assurance from the independent auditors that Section 10A(b) of the Exchange Act has not been implicated.

v.	The Audit Committee shall review and discuss with the independent auditors any audit problems or difficulties and management’s response thereto. This review shall include:

1.	any difficulties encountered by the independent auditors in the course of performing their audit work, including any restrictions on the scope of their activities or their access to information,

2.	any significant disagreements with management and

3.	a discussion of the responsibilities, budget and staffing of the Company’s internal audit function.

vi.	This review may also include:

1.	any accounting adjustments that were noted or proposed by the independent auditors but were “passed” (as immaterial or otherwise);

2.	any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement; and

3.	any management or internal control letter issued, or proposed to be issued, by the independent auditors.

vii.

The Audit Committee shall discuss with the independent auditors those matters brought to the attention of the Audit Committee by the independent auditors pursuant to Auditing Standard No. 1301, Communications with Audit Committees, as amended (“AS 1301”).

viii.	The Audit Committee shall also review and discuss with the independent auditors the report required to be delivered by such auditors pursuant to Section 10A(k) of the Exchange Act.

ix.	If brought to the attention of the Audit Committee, the Audit Committee shall discuss with the Chief Executive Officer and Chief Financial Officer of the Company:

1.

all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC’s rules and forms, and

2.	any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

x.	Based on the Audit Committee’s review and discussions:

1.	with management of the audited financial statements,

2.	with the independent auditors of the matters required to be discussed by AS 1301, and

3.

with the independent auditors concerning the independent auditor’s independence, the Audit Committee shall make a recommendation to the Board as to whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the last fiscal year.

xi.

The Audit Committee shall prepare the Audit Committee report required by Item 407(d) of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company’s annual proxy statement.

5.	Internal Auditors

i.

The Audit Committee shall evaluate the performance, responsibilities, budget and staffing of the Company’s internal audit function and review the internal audit plan. Such evaluation may include a review of the responsibilities, budget and staffing of the Company’s internal audit function with the independent auditors.

ii.

If applicable, in connection with the Audit Committee’s evaluation of the Company’s internal audit function, the Audit Committee may evaluate the performance of the senior officer or officers responsible for the internal audit function.

6.	Unaudited Quarterly Financial Statements

i.	The Audit Committee shall discuss with management and the independent auditors, prior to the filing of the Company’s Quarterly Reports on Form 10- Q,

1.	the Company’s quarterly financial statements and the Company’s related disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,”

2.	such issues as may be brought to the Audit Committee’s attention by the independent auditors pursuant to Statement on Auditing Standards No. 100, and

3.	any significant financial reporting issues that have arisen in connection with the preparation of such financial statements.

7.	Earnings Press Releases

i.

The Audit Committee shall discuss the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, including, in general, the types of information to be disclosed and the types of presentations to be made (paying particular attention to the use of “pro forma” or “adjusted” non- GAAP information).

8.	Risk Assessment and Management

i.	The Audit Committee shall discuss the guidelines and policies that govern the process by which the Company’s exposure to risk is assessed and managed by management.

ii.

In connection with the Audit Committee’s discussion of the Company’s risk assessment and management guidelines, the Audit Committee may discuss or consider the Company’s major financial risk exposures and the steps that the Company’s management has taken to monitor and control such exposures.

9.	Procedures for Addressing Complaints and Concerns

i.	The Audit Committee shall establish procedures for:

1.	the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and

2.	the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

ii.	The Audit Committee may review and reassess the adequacy of these procedures periodically and adopt any changes to such procedures that the Audit Committee deems necessary or appropriate.

10.	Regular Reports to the Board

i.

The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditors, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

ADDITIONAL RESPONSIBILITES:

The Audit Committee is authorized, on behalf of the Board, to do any of the following as it deems necessary or appropriate:

1.	Engagement of Advisors

i.

The Audit Committee may engage independent counsel and such other advisors it deems necessary or advisable to carry out its responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

2.	Legal and Regulatory Compliance

i.

The Audit Committee may discuss with management and the independent auditors, and review with the Board, the legal and regulatory requirements applicable to the Company and its subsidiaries and the Company’s compliance with such requirements. After these discussions, the Audit Committee may, if it determines it to be appropriate, make recommendations to the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.

3.

The Audit Committee may discuss with management legal matters (including pending or threatened litigation) that may have a material effect on the Company’s financial statements or its compliance policies and procedures.

4.	Conflicts of Interest

i.

The Audit Committee shall conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and the approval of the Audit Committee shall be required for all such transactions. The Audit Committee may establish such policies and procedures as it deems appropriate to facilitate such review.

5.	General

i.

The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

ii.	The Audit Committee may perform such other oversight functions outside of its stated purpose as may be requested by the Board from time to time.

iii.

In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditors and such experts, advisors and professionals as may be consulted with by the Audit Committee.

iv.

The Audit Committee is authorized to request that any officer or employee of the Company, the Company’s outside legal counsel, the Company’s independent auditors or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

v.	The Audit Committee is authorized to incur such ordinary administrative expenses as are necessary or appropriate in carrying out its duties.

6.

Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company’s financial statements or determining whether the Company’s financial statements are complete, accurate and in accordance with GAAP. Such responsibilities are the duty of management and, to the extent of the independent auditor’s audit responsibilities, the independent auditors. In addition, it is not the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations.

AUDIT COMMITTEE SUBJECT MATTER FINANCIAL EXPERTS

When do the rules regarding audit committee financial experts apply?

The rules require the Company to make certain disclosures relating to audit committee financial experts in the registration statement on Form S-1 that it will be filing in connection with its proposed public offering and its annual reports (or its proxy statements for its annual meetings, if such information is incorporated by reference into its annual reports and these proxy statements are filed within 120 of days of the end of the fiscal year) that it must file on an annual basis thereafter.

What disclosure is required by the rules?

The rules regarding audit committee financial experts require the Company to disclose that its board of directors has determined that the Company either:

1.	has at least one audit committee financial expert serving on its audit committee; or

2.	does not have an audit committee financial expert serving on its audit committee.

If the Company discloses that it does not have an audit committee financial expert, the Company must disclose the reasons why it does not. If the Company discloses that it has at least one audit committee financial expert, then it must disclose the name of at least one of its audit committee financial experts and whether such person is independent of management. The Company is permitted, but not required, to disclose that it has more than one audit committee financial expert. If the Company discloses the names of any additional audit committee financial experts, then it must also disclose whether these additional audit committee financial experts are independent of management.

What does the Company’s board of directors need to do as a result of the rules?

To provide the required disclosure under the rules, the Company’s board of directors must determine whether it has at least one audit committee financial expert serving on its audit committee. This will require the Company’s board of directors to:

1.	evaluate the qualifications of the prospective members of its audit committee;

2.	determine whether at least one prospective member of its audit committee qualifies as an audit committee financial expert as defined in the applicable rules;

3.

if a person is an audit committee financial expert because he or she has acquired the requisite attributes through “other relevant experience,” the board of directors should determine what constitutes this “other relevant experience” as it must be disclosed; and

4.	if the Company has determined that none of the prospective members of its audit

5.

committee qualify as an audit committee financial expert; the board of directors may want to determine which aspects of the definition of audit committee financial expert its prospective audit committee members do satisfy as the Company may want to disclose this information.

The board of directors may evaluate each prospective member of its audit committee or it may end its evaluation once it determines that it has at least one audit committee financial expert serving on its audit committee. The SEC was clear in the adopting release that a company cannot satisfy these disclosure requirements by stating that it has decided not to decide or by simply disclosing the qualifications of all of its audit committee members.

In the adopting release, the SEC did not specify the exact method by which the board of directors should conduct its evaluation, but it did indicate that it thought that it was appropriate for the determination of the board of directors to be subject to relevant state law principles such as the business judgment rule. Based on the applicable rules for determining qualification as an audit committee financial expert described below, the

Company’s board of directors may determine that none of the current members of the Company’s board of directors are audit committee financial experts.

Who qualifies as an “audit committee financial expert” under the rules?

The applicable rules define an “audit committee financial expert” as a person who has each of the following five attributes:

1.	an understanding of generally accepted accounting principles and financial statements;

2.	the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals, and reserves;

3.	experience preparing, auditing, analyzing, or evaluating financial statements that

4.	present a breadth and level of complexity of accounting issues that are generally

5.

comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities;

6.	an understanding of internal controls and procedures for financial reporting; and

7.	an understanding of audit committee functions.

In addition, the person must have acquired the five attributes through experiences described in at least one of the following categories:

1.

education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

2.	experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

3.

experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or other relevant experience (it should be noted that if the board determines that a person identified as an audit committee financial expert qualifies as such because that person acquired the requisite attributes through “other relevant experience” as opposed to through one of the prior three categories, then the Company must briefly list that person’s relevant experience).

In the SEC release adopting these rules, the SEC elaborated on certain aspects of this definition in a few notable respects, which are discussed below.

Experience preparing, auditing, analyzing, or evaluating financial statements. In the adopting release, the SEC suggested that experience with financial statements as an investment banker, venture capitalist or professional financial analyst would, in many cases, satisfy the requirement that an audit committee financial expert have experience preparing, auditing, analyzing or evaluating financial statements. This statement should be contrasted with the SEC’s earlier proposal that experience preparing or auditing financial statements (e.g., as an independent accountant/auditor or chief financial/chief accounting officer) would be required. The SEC indicated that the final requirement was intended to “capture the clear intent of the statute that an audit committee financial expert must have experience actually working directly and closely with financial statements in a way that provided familiarity with the contents of financial statements and the processes behind them.”

Generally comparable breadth and level of complexity of accounting issues. In making a determination regarding whether the breadth and level of complexity of accounting issues with which the person has experience are generally comparable to those that can reasonably be expected to be raised by the Company’s financial statements, the SEC indicated that a person’s experience would not have to be in the same industry as the Company, or with a public company.

The SEC moved away from its earlier proposal, which had focused on the comparability of the actual accounting issues with which the person had experience, and, in the adopting release, suggested that the board of directors should focus on a variety of more general factors, such as the size of the company with which the person has experience, the scope of that company’s operations and the complexity of its financial statements and accounting.

Actively supervising. In the adopting release, the SEC made the following statement relating to the concept of “actively supervising”:

The term “active supervision” means more than the mere existence of a traditional hierarchical reporting relationship between supervisor and those being supervised. Rather, we mean that a person engaged in active supervision participates in, and contributes to, the process of addressing, albeit at a supervisory level, the same general types of issues regarding preparation, auditing, analysis or evaluation of financial statements as those addressed by the person or persons being supervised. We also mean that the supervisor should have experience that has contributed to the general expertise necessary to prepare, audit, analyze or evaluate financial statements that is at least comparable to the general expertise of those being supervised. A principal executive officer should not be presumed to qualify. A principal executive officer with considerable operations involvement, but little financial or accounting involvement, likely would not be exercising the necessary active supervision. Active participation in, and contribution to, the process, albeit at a supervisory level, of addressing financial and accounting issues that demonstrates a general expertise in the area would be necessary.

Understanding of internal controls and procedures for financial reporting. In the adopting release, the SEC elaborated on the requirement that audit committee financial experts have an understanding of internal controls and procedures for financial reporting as follows:

It is necessary that the audit committee financial expert understand the purpose, and be able to evaluate the effectiveness, of a company’s internal controls and procedures for financial reporting. It is important that the audit committee financial expert understand why the internal controls and procedures for financial reporting exist, how they were developed, and how they operate. Previous experience establishing or evaluating a company’s internal controls and procedures for financial reporting can, of course, contribute to a person’s understanding of these matters, but the attribute as rephrased properly focuses on the understanding rather than the experience. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements. In the adopting release, the SEC cited “individuals serving in governmental, self- regulatory and private-sector bodies overseeing the banking, insurance and securities industries who work on issues related to financial statements on a regular basis” as an example of the type of person to whom this provision was meant to apply.

Other relevant experience. In the adopting release, the SEC stated that this “catch all”

provision was added to recognize that the required attributes of an audit committee financial expert can be acquired in many different ways; however, acquiring them through experience and not “merely education” is required.

Does the identification of a person as an audit committee financial expert alter the duties, obligations or liabilities of that person or the other members of the audit committee?

No. Because of concerns that directors designated and publicly identified as audit committee financial experts might become subject to greater liability, and to make clear that the other members of the audit committee should not be expected to perform their duties any differently as a result of the designation or identification of an audit committee financial expert, the SEC included a safe harbor in the new rules to clarify that:

1.

a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert;

2.

the designation or identification of a person as an audit committee financial expert does not impose on that person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on that person as a member of the audit committee and board of directors in the absence of the designation or identification; and

3.

the designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

AUDIT COMMITTEE COMPLAINT PROCEDURES

This policy outlines the procedures that the Audit Committee of the Board of Directors of Greenbox POS (together with its subsidiaries, the “Company”) has established with respect to the receipt, treatment and retention of complaints received by the Company regarding:

1.	accounting, internal accounting controls or auditing matters, including the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters, or

2.	potential violations of the federal securities laws, including any rules and regulations thereunder, or the U.S. Foreign Corrupt Practices Act (the “FCPA”) (collectively, “Complaints”).

1.	Procedures for Receiving Complaints

a.	Complaints may be submitted to the Company as follows:

i.

The complaining party may contact the “Compliance Hotline” (anonymously or not) by phone, online or by email using the contact information contained in the Company’s Code of Conduct. The complaining party should identify the subject matter of his or her Complaint and the practices that are alleged to constitute an improper accounting, internal accounting control or auditing matter or a violation of the federal securities laws or the FCPA, as the case may be, providing as much detail as possible; and/or

ii.

The complaining party may submit a confidential memorandum which identifies the subject matter of his or her Complaint and the practices that are alleged to constitute an improper accounting, internal accounting control or auditing matter or a violation of the federal securities laws or the FCPA, as the case may be, providing as much detail as possible. The confidential memorandum may be mailed to the following:

Greenbox POS

Attention: Chairperson of the Audit Committee

b.

All Company employees will be instructed through postings and the Company’s Code of Conduct that any and all Complaints may be made anonymously and in a confidential manner in accordance with one or more of the procedures set forth above. Employees will also be notified that, if they do not feel comfortable submitting a Complaint in accordance with these procedures or if they feel that a previously submitted Complaint was not adequately addressed, they may contact the Chairperson or any other member of the Audit Committee directly by mail.

The Company will provide notice on a current basis through postings, the Company’s Code of Conduct, and/or such other manner as is determined by the Audit Committee from time to time of the names, phone numbers and addresses of the designated recipients to whom Complaints may be submitted.

c.

Any Complaint received by Audit Committee, the Compliance Officer, or the Compliance Hotline in accordance with the procedures set forth above will be forwarded in a confidential manner to the Chairperson of the Audit Committee as soon as reasonably practicable following receipt of such Complaint. In addition, management will be informed that any Complaint received outside of these procedures should likewise be forwarded in a confidential manner to the Chairperson of the Audit Committee as soon as reasonably practicable following receipt of such Complaint.

d.

To ensure that the Compliant Procedure is not inadvertently or improperly screening out Complaints that should be viewed by the Audit Committee, the Company’s Compliance Officer will be charged with preparing and submitting to the Chairperson of the Audit Committee prior to each regularly scheduled meeting of the Audit Committee, a table or other report detailing the time, date, nature and disposition of each complaint received by the Compliance Officer and/or the Compliance Hotline since the date of the prior report. The table or other report will be reviewed by the Audit Committee at its next regularly- scheduled meeting.

2.	Procedures for Treating Complaints

a.

Following receipt of a Complaint, the Chairperson of the Audit Committee will promptly begin to conduct an initial evaluation of the Complaint. The Chairperson may delegate this authority to another member of the Audit Committee. In connection with the initial evaluation, the Chairperson or his or her designee will decide:

i.	whether the Complaint requires immediate investigation;

ii.

whether it can be held for discussion at the next regularly-scheduled meeting of the Audit Committee or whether a special meeting of the Audit Committee should be called; or iii. whether it does not relate to accounting, internal accounting controls or auditing matters or potential violations of the federal securities laws or the FCPA and should be reviewed by a party other than the Audit Committee in accordance with the Company’s Code of Business Conduct and Ethics or other policies.

b.

In any event, each Complaint will be discussed at the next meeting of the Audit Committee. At that meeting, the Audit Committee will decide as to whether and how such Complaint will be investigated, or if the investigation has commenced, how to proceed with such investigation. The Audit Committee may elect among the following options or may investigate the Complaint in another manner determined by the Audit Committee:

i.	The Audit Committee may choose to investigate the Complaint on its own.

ii.

The Audit Committee may select a responsible designee within the Company to investigate the Complaint. Under no circumstances should a member of the division of the Company that is the source of the Complaint be charged with its investigation. If the Complaint was not made on an anonymous basis, the Audit Committee will determine whether it is appropriate to provide the designee with the identity of the complaining party.

iii.	The Audit Committee may retain an outside party (other than the Company’s independent auditor) to investigate the Complaint and assist in the Complaint’s evaluation.

iv.	The Audit Committee may retain outside counsel to initiate an investigation and work either with internal parties or an outside financial/forensic auditing company to assist in such investigation.

The investigating party designated by the Audit Committee will be permitted reasonable access to the Company and its documents and computer systems for purposes of conducting the investigation. At the conclusion of its investigation, the investigating party will be responsible for making a full report to the Audit Committee with respect to the Complaint and, if requested by the Audit Committee, to make recommendations for corrective actions, if any, to be taken by the Company.

The Audit Committee will consider, if applicable, the recommendations of the investigating party and determine whether any corrective actions should be taken. The Audit Committee will report to the Board of Directors not later than its next regularly-scheduled meeting with respect to the Complaint for which such investigation has been completed and, if applicable, any recommended corrective actions. In the event that the Complaint involves any Director of the Company (whether in his or her role as a director, employee, or officer of the Company or otherwise), the Audit Committee will make its report in an Executive Session of the Board of Directors (exclusive of any Director involved in such Complaint).

3.	Procedures for Retaining Records Regarding Complaints

a.

The Audit Committee will seek to ensure that all Complaints received by the Audit Committee, together with all documents pertaining to the Audit Committee’s or its designee’s investigation and treatment of any such Complaint, are retained in a secure location in accordance with the Company’s record retention policy. If a Complaint becomes the subject of a criminal investigation or civil litigation, all documents related to that Complaint will be retained until such investigation or litigation is resolved, including all appeals. The Audit Committee may delegate this record retention obligation to an independent advisor or entity or the Company’s Compliance Officer.

4.	Protection for Whistleblowers

a.

At no time will there be any retaliation by the Company or at its direction against any employee for making a reasonable complaint, in good faith, pursuant to the procedures described herein regarding accounting, internal accounting controls or auditing matters, or potential violations of the federal securities laws or the FCPA.

5.	Disciplinary Action

a.

Nothing in these procedures shall limit the Company or the Board of Directors or a committee or designee thereof in taking such disciplinary or other action under the Company’s Code of Business Conduct and Ethics or other applicable policies of the Company as may be appropriate with respect to any matter that is the subject of a Complaint.

6.	Periodic Review of Procedures

a.	The Audit Committee will review the procedures outlined above and consider changes to such procedures periodically.

AUDIT COMMITTEE PRE-APPROVAL POLICY FOR AUDIT AND NON-AUDIT SERVICES

1.	Statement of Principles

The Audit Committee of the Board of Directors of Greenbox POS recognizes the importance of maintaining the independence of its independent auditor. Under the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) to implement the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to ensure that the provision of such services does not impair the auditor’s independence from the Company.

The SEC’s rules permit the Audit Committee to pre-approve such services by establishing policies and procedures for audit and non-audit services, provided that the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service, and such policies and procedures do not result in the delegation of the Audit Committee’s responsibilities to management. Accordingly, the Board of Directors has adopted, and the Audit Committee has ratified, this Pre-Approval Policy for Audit and Non-Audit Services (this “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved. Unless a type of service has been pre-approved pursuant to this Policy, it must be separately pre-approved by the Audit Committee before it may be provided by the independent auditor. Any proposed services exceeding pre-

approved cost levels or budgeted amounts will also require separate pre-approval by the Audit Committee.

The appendices to this Policy describe in detail the Audit, Audit-Related, Tax and All Other Services that have the pre-approval of the Audit Committee and do not result in the delegation of the Audit Committee’s responsibilities to management. The term of any pre-approval under this Policy is twelve (12) months from the date of pre-approval, unless the Audit Committee approves a different period. The Audit Committee may periodically revise the list of services pre-approved pursuant to this Policy, based on subsequent determinations. Pursuant to the Audit Committee Charter, pre-approval is waived for non-audit services that satisfy the “de minimus” provisions of Section 10A(i)(1)(B) of the Securities and Exchange Act of 1934, as amended.

2.	Delegation

As provided in the SEC’s rules, the Audit Committee may delegate pre-approval authority to the Chairperson of the Audit Committee. The Chairperson of the Audit Committee to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee delegates to the

Chairperson of the Audit Committee the authority to pre-approve the provision by the Company’s independent auditor of non-audit services if time constraints require that such pre-approval occur prior to the Audit Committee’s next scheduled meeting.

3.	Audit Services

Audit Services are services necessary for the audit of the Company’s annual financial statements and the review of the Company’s quarterly financial statements and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. The engagement of the independent auditor to perform the audit of the Company’s annual financial statements and the review of the Company’s quarterly financial statements as well as the terms and fees for such engagement will be subject to separate pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other items.

4.	Audit-Related Services

Audit-Related Services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-Related Services does not impair the independence of the auditor and, consistent with the SEC’s rules on auditor independence, has pre-approved the Audit-Related Services, if any, in Appendix B. All other Audit-Related Services not listed in Appendix B must be separately pre-approved by the Audit Committee.

5.	Tax Services

Tax Services are professional services rendered for tax compliance, tax advice and tax planning. The Audit Committee believes that the independent auditor can provide Tax Services to the Company without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. However, the Audit Committee will not permit the retention of the independent auditor in connection with (i) a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code of 1986, as amended and related regulations, or (ii) representing the Company before a tax court, district court or federal court of claims.

6.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that the independent auditor may provide other types of non-audit services (“All Other Services”) that are not specifically prohibited and that are not Audit-Related Services or Tax Services. Accordingly, the Audit Committee believes it may pre-approve All Other Services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

7.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established periodically by the Audit Committee. Any proposed services exceeding these levels or amounts will require separate pre-approval by the Audit Committee.

8.	Supporting Documentation

With respect to each service pre-approved under this Policy, the independent auditor has provided, or will provide for addition to the appendices hereto, detailed back-up documentation to the Audit Committee regarding the specific services pre-approved under this Policy. The detailed back-up documentation provided to the Audit Committee is incorporated by reference into, and shall be deemed a part of, this Policy.

9.	Procedures

All requests or applications for pre-approval of services to be provided by the independent auditor will be submitted to the Audit Committee, the Chief Financial Officer or other designated officer for submission to the Audit Committee and must include a detailed description of the services to be rendered and detailed back-up documentation regarding the specific services to be provided. The Audit Committee will be informed on a timely basis of any such services as they are rendered by the independent auditor.

In the event that time constraints require pre-approval prior to the Audit Committee’s next scheduled meeting, the Chairperson of the Audit Committee will have the authority to grant such pre-approval, provided that the Chairperson is independent, and, in accordance with Section II of this Policy, will report such pre-approval decision to the Audit Committee at the next scheduled Audit Committee meeting. Requests for pre- approval by the Chairperson of the Audit Committee will be submitted to the Chairperson by both the independent auditor and the Chief Financial Officer or other designated officer and must include a detailed description of the services to be rendered and a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence. The Audit Committee may from time to time limit the ability of the Chairperson of the Audit Committee to pre-approve services in accordance with the provisions of this Section IX.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer or other designated officer, and must include a detailed description of the services to be rendered and a statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Chief Financial Officer or other designated officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Chief Financial Officer or other designated officer will report to the Audit Committee on a periodic basis on the results of this monitoring. The Chief Financial Officer or other designated officer and management will immediately report to the Chairperson of the Audit Committee any breach of this Policy that comes to the attention of the Chief Financial Officer or other designated officer or any member of management. The directives in the paragraph do not delegate any required duties or authority of the Audit Committee to management or relieve the Audit Committee from any of its responsibilities under the Securities Exchange Act of 1934, as amended, and the rules of the SEC.

MINUTES:

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.